UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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CORVEL CORPORATION

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Your Vote Counts!
CORVEL CORPORATION
2023 Annual Meeting
Vote by Wednesday, August 9, 2023 11:59 P.M. Eastern Time
CORVEL CORPORATION ATTN: SHARON O’CONNOR
5128 APACHE PLUME ROAD, SUITE 400 FORT WORTH, TEXAS 76109
V19850-P96577
You invested in CORVEL CORPORATION and it’s time to vote!
You have the right to vote on the proposals being presented at the 2023 Annual Meeting. This is an important notice regarding the availability of proxy materials for the 2023 Annual Meeting to be held on Thursday, August 10, 2023 at 1:00 pm Pacific Time.
Get informed before you vote.
View the Notice of Annual Meeting of Stockholders, Proxy Statement and 2023 Annual Report on Form 10-K at www.proxyvote.com OR you can receive a free paper or email copy of the materials by requesting them prior to Thursday, July 27, 2023. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.proxyvote.com Control #
Smartphone users Vote in Person at the Meeting*
Point your camera here and Thursday, August 10, 2023
1:00 pm Pacific Time
vote without entering a control number
1920 Main Street, Suite 900 Irvine, California 92614
*Please check the meeting materials for any special requirements for meeting attendance. At the 2023 Annual Meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.proxyvote.com
THIS IS NOT A VOTABLE BALLOT.
This is an overview of the proposals being presented at the upcoming 2023 Annual Meeting. Please follow the instructions on the reverse side to vote on these important matters.
Proposals Board Recommends
1. To elect six directors, each to serve until the 2024 annual meeting of stockholders or until his or her successor has been duly elected and qualified;
Nominees: For All
01) V. Gordon Clemons 04) R. Judd Jessup 02) Steven J. Hamerslag 05) Jean H. Macino 03) Alan R. Hoops 06) Jeffrey J. Michael
2. To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024; For
3. To approve on a non-binding advisory basis the compensation of our named executive officers; and For
4. To approve on a non-binding advisory basis the frequency of future stockholder advisory votes to approve the Three Years compensation of named executive officers.
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V19851-P96577